EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Cyber Defense Systems, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William C. Robinson, CEO, CFO, Chairman and Principal Executive, Financial and Accounting Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         CYBER DEFENSE SYSTEMS, INC.

                                         By: /s/ William C. Robinson
                                             -----------------------
                                             William C. Robinson
                                             CEO, CFO, Chairman and
                                             Principal Executive, Financial
                                             and Accounting Officer

                                                May 19, 2005